UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1 to
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2010

Curaxis Pharmaceutical Corporation
(Exact name of registrant as specified in its charter)

Nevada	333-150937	26-1919261
(State of or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4819 Emperor Blvd., Suite 400
Durham, NC 27703
(Address of principal executive offices)

(919) 313-4930
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ ☐ ☐ ☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The information contained in Item 2.01 below is herein incorporated by reference into this Item 1.01.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On February 8, 2010, Curaxis Pharmaceutical Corporation, a Nevada Corporation, then known as Auto Search Cars, Inc. (the “Corporation”), entered into a merger agreement (the “Merger Agreement”), by and among the Corporation, Auto Search Cars Acquisition Corp., a Delaware Corporation (“Acquisition Corp.”) and Curaxis Pharmaceutical Corporation, a Delaware corporation (“Curaxis”) (the “Merger”). On July 29, 2010, the parties executed an amendment to the Merger Agreement (the “Amended Merger Agreement”) in order to amend the consideration paid for the cancellation of certain shares of the Corporation’s common stock.  The Amended Merger Agreement is attached hereto as Exhibit 2.1.

On July 29, 2010 (the “Closing Date”), pursuant to the Amended Merger Agreement, the common stock of Curaxis (the “Curaxis Common Stock”) is no longer outstanding and has been cancelled and retired and no longer exists, and each holder of Curaxis Common Stock cease to have any rights with respect to the shares of Curaxis Common Stock, except the right to receive shares of the Corporation’s common stock (the “Corporation’s Common Stock”), as described in the registration statement on Form S-4/A, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 22, 2010 (the “Registration Statement”).

The Registration Statement was amended by means of (i) Amendment No. 1 to the Registration Statement on April 27, 2010, (ii) Amendment No. 2 to the Registration Statement on May 27, 2010 and (iii) Amendment No. 3 to the Registration Statement on June 22, 2010.  The SEC declared the Registration Statement effective on July 14, 2010.

On the Closing Date, Curaxis and Acquisition Corp. merged with and into one another, with the surviving corporation being Curaxis. Simultaneously to the filing of a Certificate of Merger with the State of Delaware, Curaxis amended its Certificate of Incorporation in order to change its name to Curaxis Pharma Corp. On the Closing Date, Curaxis Pharma Corp. became a subsidiary of the Corporation.

As more fully described in Item 5.03 below, on July 30, 2010, the Corporation entered into an agreement and plan of merger with Curaxis Pharmaceutical Corporation, a Nevada corporation formed solely for the purpose of a name change (the “Short-Form Merger”).  Pursuant to the Short-Form Merger, the Corporation changed its name to Curaxis Pharmaceutical Corporation.

This Amendment No. 1 to the Current Report on Form 8-K provides the required financial information and amends Item 9.01 of the Current Report on Form 8-K filed by the Company on July 30, 2010.

ITEM 5.02 DEPARTURE OF DIRECTORS AND CERTAIN OFFICERS.

Upon effectiveness of the Merger, Jonathan Martin, who presided as the sole director of the Corporation immediately prior to the Merger, ceased to be the sole director of the Corporation. Further, upon effectiveness of the Merger, Patrick S. Smith, David J. Corcoran, Sheldon L. Goldberg, William E. McConville and Ronald V. Pompeo assumed the role as directors of the Corporation.

In addition, upon effectiveness of the Merger, Jonathan Martin, who presided as the sole executive officer of the Corporation immediately prior to the Merger, ceased to be the sole executive officer of the Corporation. Further, upon effectiveness of the Merger, Patrick S. Smith assumed the position of President and Chief Executive Officer, David J. Corcoran assumed the position of Executive Vice President and Chief Financial Officer and Judith S. T. Geaslen assumed the position of Vice President of Finance of the Corporation.

ITEM 5.03 AMENDMENTS TO THE ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On July 30, 2010, the Corporation entered into the Short-Form Merger with Curaxis Pharmaceutical Corporation, a Nevada corporation.  Pursuant to the Short-Form Merger, the Corporation changed its name to Curaxis Pharmaceutical Corporation.  The amendment to the Corporation’s Articles of Incorporation to change the name was filed with the Articles of Merger and accepted by the Nevada Secretary of State on July 30, 2010.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired

The following financial statements of Curaxis Pharmaceutical Corporation are included with this report as Exhibit 99.1:

●	Report of the independent auditors;

●
Audited Statements of Operations for the years ended December 31, 2007, 2008 and 2009  and Unaudited Statements of Operations for the six month periods ended June 30, 2010 and 2009 and the cumulative period from Inception (February 27, 2001) to June 30, 2010;

●	Audited Balance Sheets as of December 31, 2008 and 2009 and Unaudited Balance Sheet as of June 30, 2010;

●
Audited  Statements of Cash Flows for the years ended December 31, 2007, 2008 and 2009  and Unaudited Statements of Cash Flows for the six month periods ended June 30, 2010 and 2009 and the cumulative period from Inception (February 27, 2001) to June 30, 2010;

●
Audited Statements of Shareholders’ Equity for the years ended December 31, 2007, 2008 and 2009  and Unaudited Statements of Shareholders’ Equity for the period from Inception (February 27, 2001) to December 31, 2001, the four  years ended December 31, 2005 and the six month period ended June 30, 2010; and

●	Notes to Consolidated Financial Statements.

(b) Pro Forma Financial Information

The following pro forma financial information of Curaxis Pharmaceutical Corporation is included with this report as Exhibit 99.2:

●	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2010;

●	Unaudited Pro Forma Interim Condensed Balance Sheet as of June 30, 2010;

●	Unaudited Pro Forma Interim Condensed Statement of Operations for the six months ended June 30, 2010; and

●	Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

(c) Shell Company Transactions

Not applicable.

(d) Exhibits

Exhibit No.	Description
2.1
Amended and Restated Agreement of Merger and Plan of Reorganization by and among Auto Search Cars, Inc., a Nevada corporation, Auto Search Cars Acquisition Corp., a Delaware corporation, and Curaxis Pharmaceutical Corporation, a Delaware corporation, dated July 29, 2010 (previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed July 30, 2010).

2.2
Agreement and Plan of Merger, by and between Auto Search Cars, Inc., a Nevada corporation and Curaxis Pharmaceutical Corporation, a Nevada corporation, dated July 30, 2010 (previously filed as Exhibit 2.2 to the Current Report on Form 8-K filed July 30, 2010)

99.1	Financial Statements of Curaxis Pharmaceutical Corporation

99.2	Pro Forma Financial Information of Curaxis Pharmaceutical Corporation

99.3	Press Release, dated July 29, 2010 (previously attached as Exhibit 99.1 to the Current Report on Form 8-K filed July 30, 2010)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CURAXIS PHARMACEUTICAL CORPORATION

Dated: September 2, 2010	By:	/s/ Patrick S. Smith
Patrick S. Smith
Chief Executive Officer

5